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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): June 19, 2001



                                 AMEDISYS, INC.
                                 --------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                                    --------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

       0-24260                                           11-3131700
       --------                                          ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)


                11100 Mead Road, Suite 300, Baton Rouge, LA 70816
                -------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (225) 292-2031
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 5.           OTHER EVENTS

                           On June 19, 2001, Amedisys, Inc., "the Company",
                  issued a press release attached hereto as Exhibit 99.1 to announce that it has acquired HealthCalls Professional Home Health Services of Charleston, South Carolina.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Financial Statements of Business Acquired.

                           Not applicable.

                  (b)      Pro Forma Financial Information.

                           Not applicable.

                  (c)      Exhibit


                           No.                                                                             Page
                           ---                                                                             ----

                           99.1 (i) Press Release dated June 19, 2001 announcing that the Company has acquired HealthCalls Professional Home Health Services of
                                    Charleston, South Carolina............................................. A-1

                                    (i) Filed herewith.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:   /s/ John M. Joffrion
   ---------------------------------------
John M. Joffrion
Senior Vice President of Finance
Principal Accounting and Financial Officer

DATE: June 19, 2001




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                               INDEX TO EXHIBITS



         EXHIBIT
         NUMBER   DESCRIPTION
         -------  -----------
         99.1(i)  Press Release dated June 19, 2001 announcing that the Company has acquired HealthCalls Professional Home Health Services of
                  Charleston, South Carolina

                  (i) Filed herewith.